FOR IMMEDIATE RELEASE

MEDIA CONTACT:	Joseph J. Crivelli
Gregory FCA Communications
PHONE:	610-228-2100

COMPANY CONTACT:	Paul D. Geraghty, President and CEO
PHONE:	215-513-2391

HARLEYSVILLE NATIONAL CORPORATION REPORTS
FOURTH QUARTER RESULTS

HARLEYSVILLE, PA (January 28, 2010) - Harleysville National Corporation (NASDAQ:HNBC) reported today net income of $2.8 million or $.07 per diluted share for the fourth quarter of 2009.  This compares to net income of $3.8 million, or $.11 per diluted share, for the fourth quarter of 2008.
For the year 2009, the net loss was $219.5 million or $5.09 per diluted share.  Excluding the non-cash goodwill impairment charge of $214.5 million recorded in the second quarter, the net loss was $4.9 million or $.11 per diluted share, compared to net income of $25.1 million or $.78 per diluted share during the comparable period in 2008.
Fourth quarter results included a $4.5 million provision for credit losses; a $2.9 million non-cash other-than-temporary impairment (OTTI) charge on investment securities; as well as professional fees of $2.5 million associated with recent corporate finance activities, including the pending merger with First Niagara Financial Group, Inc. (“First Niagara”).
Paul D. Geraghty, President and CEO, Harleysville National Corporation, said, “We continue to manage our loan portfolio to protect the bank’s capital base and minimize increases in delinquencies and non-performing assets, while building a stronger balance sheet.  To this end, during the fourth quarter we increased our penetration of retail and business deposit accounts and grew non-municipal core deposits.  We were also encouraged by the full payoffs of two nonperforming loans totaling $18 million during the fourth quarter contributing to a $20 million decline in nonperforming assets over the linked quarter.”
During the fourth quarter of 2009, provision for loan losses was $4.5 million, compared to $14.8 million in the third quarter of 2009 and $7.9 million in the fourth quarter of 2008. The decrease in provision for loan losses reflects a decrease in nonperforming assets to $133.6 million at December 31, 2009, from

$153.7 million at September 30, 2009 as well as a decline in outstanding loans of $256.7 million.  The increase in the provision compared to the fourth quarter of 2008 was mainly due to the increase in non-performing assets from $78.5 million from a year ago.  Total Capital to Risk-Weighted Assets improved to 10.64% at December 31, 2009 from 9.51% at September 30, 2009 and 8.88% at December 31, 2008.

Key Financial Metrics
The following is an overview of the key financial metrics for the quarter:

•
Total assets were $5.2 billion at December 31, 2009, a decrease of 5.5% or $302.7 million over $5.5 billion at December 31, 2008, primarily the result of the $214.5 million goodwill impairment charge during the second quarter of 2009.

•
Loans decreased $691.9 million from December 31, 2008, mainly due to increased refinancing activity and reduced origination volume as well as the sale of first mortgage residential loans totaling $106.3 million and indirect consumer installment loans and commercial loans totaling $67.2 million.  In addition, $63.2 million of commercial loans were participated to First Niagara. Deposits at December 31, 2009 remained level with the prior year.

•
Net interest income on a tax equivalent basis in the fourth quarter of 2009 remained level with the same period in 2008.  Net interest income on a tax equivalent basis increased $25.7 million for the year ended December 31, 2009 mainly as a result of the Willow Financial acquisition.  The net interest margin for the fourth quarter of 2009 was 2.56% compared to 3.16% for the same period in 2008 reflecting lower yields on a higher level of short term interest earning assets intended to increase the company’s liquidity position.

•
Nonperforming assets were $133.6 million at December 31, 2009.  Nonperforming assets as a percentage of total assets decreased to 2.58% from 2.98% at September 30, 2009, and increased from 1.43% at December 31, 2008.  Net charge-offs were $15.1 million compared to $2.6 million in the fourth quarter of 2008.  The allowance for credit losses decreased to $66.6 million at December 31, 2009, compared to $77.3 million at September 30, 2009, and increased from $50.0 million at December 31, 2008.  The provision for loan losses decreased to $4.5 million from $14.8 million during the third quarter of 2009 and $7.9 million during the fourth quarter of 2008.  Total loans delinquent 30 to 89 days totaled $26.2 million at December 31, 2009 compared to $31.8 million at September 30, 2009 and $97.0 million at December 31, 2008.
•
The merger agreement with First Niagara, as filed with the SEC on July 28, 2009, calls for a downward adjustment to the merger consideration to be received by Harleysville National Corporation shareholders if the amount of our delinquent loans equals or exceeds $237.5 million as of any month end prior to the closing date of the merger.  For purposes of this calculation, “delinquent loans” is defined as the sum of non-performing assets, loans 30 to 89 days delinquent, and cumulative charge-offs subsequent to the signing of the agreement.  By this definition, at December 31, 2009, delinquent loans were $182.8 million compared to $193.3 million at September 30, 2009.

•
Quarterly noninterest income was level with the fourth quarter of 2008.  Service charges on deposits increased $0.8 million or 20.7% over last year’s quarter mainly from the acquired Willow Financial deposit accounts.  Gains on sales of investment securities increased by $0.7 million and gains from mortgage banking loan sales increased $2.1 million compared to the same period in 2008. These increases were partially offset by an increase in non-cash OTTI charges of $1.0 million during the fourth quarter of 2009 on investment securities. During the fourth quarter of 2009, OTTI charges of $2.9 million were recorded on collateralized debt obligation investments in pooled trust preferred securities, equity securities and a private label collateralized mortgage obligation. During the fourth quarter of 2008, an OTTI charge of $1.9 million was recorded on one pooled trust preferred security. In addition, wealth management income decreased $1.7 million over last year’s quarter primarily the result of a lower level of life insurance revenue.

•
Quarterly noninterest expense was up $4.9 million over the same period in the prior year, primarily due to the Willow Financial acquisition and the previously-mentioned professional fees of $2.5 million.  In addition, FDIC insurance assessments increased by $1.2 million.  Other expense was $2.0 million higher during the fourth quarter of 2009 mostly due to the Willow Financial acquisition.

Non-GAAP Measures
Net loss excluding a non-cash goodwill impairment charge is not a defined term under U.S. generally accepted accounting principles (Non-GAAP measure).  A Non-GAAP measure should not be considered in isolation or as a substitute for net loss prepared in accordance with GAAP and may not be comparable to calculations of similarly titled measures by other companies.  Management of the company believes that net loss excluding a non cash goodwill impairment charge is a useful measure and can be used to evaluate the company’s operations.
###
Harleysville National Corporation, with assets of $5.2 billion, is the holding company for Harleysville National Bank (HNB).  Investment Management and Trust Services are provided through Millennium Wealth Management and Cornerstone, divisions of HNB, with assets under management of $3.3 billion.  Harleysville National Corporation stock is traded under the symbol "HNBC" and is commonly quoted under NASDAQ Global Select Market®.  For more information, visit the Harleysville National Corporation website at www.hncbank.com.
- # # # -
This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors.  Such risks, uncertainties and other factors that could cause actual results and experience to differ include, but are not limited to, the following: the Corporation’s merger with First Niagara Financial Group, Inc. is subject to a number of conditions and approvals, including regulatory approvals, the receipt of which are required to close the merger, and the final consideration to be paid to Harleysville stockholders is subject to adjustment, the strategic initiatives may not be completed on satisfactory terms or at all; increased demand or prices for the Corporation’s financial services and products may not occur; changing economic and competitive conditions; technological developments; the effectiveness of the Corporation’s business strategy due to changes in current or future market conditions; effects of deterioration of economic conditions on customers specifically the effect on loan customers to repay loans; inability of the Corporation to raise or achieve desired or required levels of capital; the effects of competition, and of changes in laws and regulations, including industry consolidation and development of competing financial products and services; interest rate movements; relationships with customers and employees; challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions and other risks and uncertainties, including those detailed under the caption “Forward-Looking Statements” in the Corporation’s Form 10-K Annual Report for the year ended December 31, 2008 and subsequent filings made with the Securities and Exchange Commission.

Harleysville National Corporation
Consolidated Selected Financial Data (1)
(Dollars in thousands, except per share data)
December 31, 2009
(unaudited)

For the period:		Three Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2008
Interest Income	$52,123	$55,005	$60,045	$63,638	$54,583
Interest Expense	22,445	23,567	26,592	28,334	25,136
Net Interest Income	29,678	31,438	33,453	35,304	29,447
Provision for Loan Losses	4,450	14,750	32,000	7,121	7,920
Net Interest Income after
Provision for Loan Losses	25,228	16,688	1,453	28,183	21,527

Service Charges	4,425	4,361	4,304	4,194	3,666
Gain on Sales of Investment Securities, Net	3,138	1,383	4,945	1,952	2,417
Other-than-temporary Impairment of Available for Sale Securities	(2,875)	(4,650)	(530)	(1,344)	(1,923)
Gain on Mortgage Banking Sales, Net	2,265	2,352	2,703	1,698	136
Wealth Management Income	4,143	4,656	4,975	4,322	5,888
Bank-Owned Life Insurance Income	796	789	770	778	730
Other Income	1,621	3,384	4,544	4,559	2,430
Total Noninterest Income	13,513	12,275	21,711	16,159	13,344

Salaries, Wages and Employee Benefits	15,262	17,561	17,991	20,279	14,509
Occupancy	3,828	3,752	3,709	4,206	2,663
Furniture and Equipment	1,355	1,286	1,483	1,608	1,181
Professional Fees	4,708	4,491	1,827	1,569	1,520
Intangibles Expense	1,002	1,669	696	948	2,211
FDIC Deposit Insurance	2,403	3,227	5,056	2,787	1,164
Goodwill impairment	-	-	214,536	-	-
Merger Charges	-	-	-	-	2,456
Other Expenses	7,592	8,235	7,452	7,224	5,589
Total Noninterest Expense	36,150	40,221	252,750	38,621	31,293

Income (Loss) Before Income Taxes	2,591	(11,258)	(229,586)	5,721	3,578
Income Tax (Benefit) Expense	(211)	(6,889)	(7,083)	1,126	(245)
Net Income (Loss)	$2,802	$(4,369)	$(222,503)	$4,595	$3,823

Per Common Share Data:
Weighted Average Common Shares - Basic	43,138,050	43,102,844	43,080,849	42,990,542	34,695,062
Weighted Average Common Shares - Diluted	43,138,291	43,102,844	43,080,849	43,018,233	34,843,058
Net Income (Loss) Per Share - Basic	$0.07	$(0.10)	$(5.17)	$0.11	$0.11
Net Income (Loss) Per Share - Diluted	$0.07	$(0.10)	$(5.17)	$0.11	$0.11
Cash Dividend Per Share	$-	$-	$0.01	$0.10	$0.20
Book Value	$6.06	$6.04	$5.77	$11.00	$11.05
Market Value	$6.43	$5.33	$4.73	$6.06	$14.44

For the period:	Twelve Months Ended
	December 31,
	2009	2008
Interest Income	$230,811	$206,294
Interest Expense	100,938	102,154
Net Interest Income	129,873	104,140
Provision for Loan Losses	58,321	15,567
Net Interest Income after
Provision for Loan Losses	71,552	88,573

Service Charges	17,284	13,515
Gain on Sales of Investment Securities, Net	11,418	2,642
Other-than-temporary Impairment of Available for Sale Securities	(9,399)	(1,923)
Gain on Mortgage Banking Sales, Net	9,018	557
Wealth Management Income	18,096	18,644
Bank-Owned Life Insurance Income	3,133	2,777
Other Income	14,108	10,005
Total Noninterest Income	63,658	46,217

Salaries, Wages and Employee Benefits	71,093	56,108
Occupancy	15,495	10,101
Furniture and Equipment	5,732	4,432
Professional Fees	12,595	4,939
Intangibles Expense	4,315	4,208
FDIC Deposit Insurance	13,473	2,082
Goodwill Impairment	214,536	-
Merger Charges	-	3,430
Other Expenses	30,503	19,322
Total Noninterest Expense	367,742	104,622

(Loss) Income Before Income Taxes	(232,532)	30,168
Income Tax (Benefit) Expense	(13,057)	5,075
Net (Loss) Income	$(219,475)	$25,093

	Twelve Months Ended
	December 31,
Per Common Share Data:	2009	2008
Weighted Average Common Shares - Basic	43,078,543	32,201,150
Weighted Average Common Shares - Diluted	43,078,543	32,364,137
Net (Loss) Income Per Share - Basic	$(5.09)	$0.78
Net (Loss) Income Per Share - Diluted	$(5.09)	$0.78
Cash Dividend Per Share	$0.11	$0.80

	2009	2009	2009	2009	2008
Asset Quality Data:	4Q	3Q	2Q	1Q	4Q
Nonaccrual Loans	$129,932	$133,737	$132,598	$85,393	$75,060
90 + Days Past Due Loans	1,396	18,117	4,090	2,073	1,849
Nonperforming Loans	131,328	151,854	136,688	87,466	76,909
Net Assets in Foreclosure	2,286	1,824	2,168	2,008	1,626
Nonperforming Assets	$133,614	$153,678	$138,856	$89,474	$78,535
Loan Loss Reserve	$66,620	$77,276	$70,341	$53,062	$49,955
Loan Loss Reserve / Loans	2.23%	2.38%	2.05%	1.47%	1.36%
Loan Loss Reserve / Nonperforming Loans	50.7%	50.9%	51.5%	60.7%	65.0%
Nonperforming Assets / Total Assets	2.58%	2.98%	2.67%	1.58%	1.43%
Net Loan Charge-offs	$15,106	$7,814	$14,721	$4,014	$2,558
Net Loan Charge-offs (annualized)
/ Average Loans	1.91%	0.93%	1.68%	0.44%	0.36%

	2009	2009	2009	2009	2008
Selected Ratios (annualized):	4Q	3Q	2Q	1Q	4Q
Return on Average Assets	0.21%	-0.34%	-15.92%	0.33%	0.35%
Return on Average Shareholders' Equity	4.22%	-6.73%	-186.57%	3.88%	4.40%
Yield on Earning Assets (FTE)	4.37%	4.69%	4.92%	5.29%	5.69%
Cost of Interest Bearing Funds	2.05%	2.18%	2.35%	2.53%	2.82%
Net Interest Margin (FTE)	2.56%	2.75%	2.82%	3.02%	3.16%
Leverage Ratio	6.33%	6.10%	5.91%	6.33%	8.19%

	2009	2008
Selected Ratios (annualized):	Year-to-date	Year-to-date
Return on Average Assets	-4.08%	0.63%
Return on Average Shareholders' Equity	-59.48%	7.45%
Yield on Earning Assets (FTE)	4.81%	5.83%
Cost of Interest Bearing Funds	2.28%	3.15%
Net Interest Margin (FTE)	2.78%	3.04%

Balance Sheet (Period End):	2009	2009	2009	2009	2008
	4Q	3Q	2Q	1Q	4Q
Assets	$5,187,796	$5,163,359	$5,210,327	$5,646,195	$5,490,509
Earning Assets	4,889,224	4,870,316	4,909,443	5,109,083	4,944,126
Investment Securities	1,108,124	1,082,032	1,110,123	1,179,213	1,231,661
Loans	2,993,378	3,250,095	3,439,267	3,615,775	3,685,244
Other Earning Assets	787,722	538,189	360,053	314,095	27,221
Interest-Bearing Liabilities	4,317,949	4,320,928	4,353,600	4,585,275	4,449,461
Total Deposits	3,944,847	3,941,908	3,998,155	4,147,418	3,938,432
Noninterest-Bearing Deposits	523,475	495,644	517,108	497,921	479,469
Interest-Bearing Checking	665,039	629,378	597,831	579,922	556,855
Money Market	887,423	895,463	991,476	1,074,892	1,042,302
Savings	319,293	309,586	317,196	309,767	270,885
Time Deposits	1,549,617	1,611,837	1,574,544	1,684,916	1,588,921
Total Borrowed Funds	896,577	874,664	872,553	935,778	990,498
Federal Home Loan Bank	461,024	471,948	475,087	515,993	522,671
Other Borrowings	435,553	402,716	397,466	419,785	467,827
Shareholders' Equity	261,571	260,656	248,685	473,713	474,707

Balance Sheet (Average):	2009	2009	2009	2008	2008
	4Q	3Q	2Q	1Q	4Q
Assets	$5,194,041	$5,153,024	$5,605,475	$5,580,099	$4,341,741
Earning Assets	4,900,320	4,845,099	5,080,393	5,047,766	3,956,963
Investment Securities	1,054,990	1,095,611	1,199,597	1,209,012	1,072,468
Loans	3,141,745	3,332,059	3,511,623	3,666,744	2,860,891
Other Earning Assets	703,585	417,429	369,173	172,010	23,604
Interest-Bearing Liabilities	4,335,880	4,298,522	4,547,522	4,543,033	3,550,359
Total Deposits	3,964,366	3,938,675	4,121,543	4,062,577	3,289,483
Noninterest-Bearing Deposits	510,426	511,802	493,142	472,687	445,495
Interest-Bearing Checking	643,003	612,674	601,230	560,239	444,141
Money Market	911,209	943,047	1,064,346	1,060,299	820,395
Savings	312,192	314,911	315,856	286,317	212,081
Time Deposits	1,587,536	1,556,241	1,646,969	1,683,035	1,367,371
Total Borrowed Funds	881,940	871,649	919,121	953,143	706,371
Federal Home Loan Bank	470,747	472,705	504,903	520,592	289,245
Other Borrowings	411,193	398,944	414,218	432,551	417,126
Shareholders' Equity	263,203	257,435	478,338	480,491	345,887

Average Balance Sheets and Interest Rates - Fully-Taxable Equivalent Basis

	Three Months Ended December 31, 2009			Three Months Ended December 31, 2008
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Earning assets:
Investment securities
Taxable investments	$796,324	$8,254	4.11%	$758,807	$10,301	5.40%
Non-taxable investments (2)	258,666	4,175	6.40%	313,661	4,820	6.11%
Total investment securities	1,054,990	12,429	4.67%	1,072,468	15,121	5.61%
Federal funds sold and deposits in banks	703,585	380	0.21%	23,604	52	0.88%
Loans(2) (3)	3,141,745	41,190	5.20%	2,860,891	41,434	5.76%
Total earning assets	4,900,320	53,999	4.37%	3,956,963	56,607	5.69%
Noninterest-earning assets	293,721			384,778
Total assets	$5,194,041			$4,341,741

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing deposits:
Savings and money market	$1,866,404	4,158	0.88%	$1,476,617	5,604	1.51%
Time	1,587,536	11,168	2.79%	1,367,371	13,357	3.89%
Total interest-bearing deposits	3,453,940	15,326	1.76%	2,843,988	18,961	2.65%
Borrowed funds	881,940	7,119	3.20%	706,371	6,175	3.48%
Total interest-bearing liabilities	4,335,880	22,445	2.05%	3,550,359	25,136	2.82%
Noninterest-bearing liabilities:
Demand deposits	510,426			369,480
Other liabilities	84,532			76,015
Total noninterest-bearing liabilities	594,958			445,495
Total liabilities	4,930,838			3,995,854
Shareholders' equity	263,203			345,887
Total liabilities and shareholders' equity	$5,194,041			$4,341,741

Net interest spread			2.32%			2.87%
Effect of noninterest-bearing sources			0.24%			0.29%
Net interest income/margin on earning assets		$31,554	2.56%		$31,471	3.16%
Less tax equivalent adjustment		1,876			2,024
Net interest income		$29,678			$29,447

	Twelve Months Ended December 31, 2009			Twelve Months Ended December 31, 2008
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Earning assets:
Investment securities
Taxable investments	$842,534	$39,254	4.66%	$738,640	$39,195	5.31%
Non-taxable investments (2)	296,725	19,239	6.48%	298,472	18,110	6.07%
Total investment securities	1,139,259	58,493	5.13%	1,037,112	57,305	5.53%
Federal funds sold and deposits in banks	417,011	1,027	0.25%	48,474	1,097	2.26%
Loans(2) (3)	3,411,383	179,640	5.27%	2,585,101	155,447	6.01%
Total earning assets	4,967,653	239,160	4.81%	3,670,687	213,849	5.83%
Noninterest-earning assets	413,817			327,285
Total assets	$5,381,470			$3,997,972

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing deposits:
Savings and money market	$1,906,121	20,036	1.05%	$1,409,941	25,140	1.78%
Time	1,618,014	51,986	3.21%	1,248,412	53,771	4.31%
Total interest-bearing deposits	3,524,135	72,022	2.04%	2,658,353	78,911	2.97%
Borrowed funds	906,172	28,916	3.19%	586,088	23,243	3.97%
Total interest-bearing liabilities	4,430,307	100,938	2.28%	3,244,441	102,154	3.15%
Noninterest-bearing liabilities:
Demand deposits	497,159			345,717
Other liabilities	85,042			71,160
Total noninterest-bearing liabilities	582,201			416,877
Total liabilities	5,012,508			3,661,318
Shareholders' equity	368,962			336,654
Total liabilities and shareholders' equity	$5,381,470			$3,997,972

Net interest spread			2.53%			2.68%
Effect of noninterest-bearing sources			0.25%			0.36%
Net interest income/margin on earning assets		$138,222	2.78%		$111,695	3.04%
Less tax equivalent adjustment		8,349			7,555
Net interest income		$129,873			$104,140

Regulatory Capital

	Actual
As of December 31, 2009	Amount	Ratio

Total Capital (to risk weighted assets):
Corporation	$369,864	10.64%
Harleysville National Bank	403,732	11.65%
Tier 1 Capital (to risk weighted assets):
Corporation	326,121	9.38%
Harleysville National Bank	360,115	10.39%
Tier 1 Capital (to average assets):
Corporation	326,121	6.33%
Harleysville National Bank	360,115	7.01%

As of December 31, 2008

Total Capital (to risk weighted assets):
Corporation	$384,522	8.88%
Harleysville National Bank	370,552	8.58%
Tier 1 Capital (to risk weighted assets):
Corporation	334,467	7.73%
Harleysville National Bank	320,497	7.42%
Tier 1 Capital (to average assets):
Corporation	334,467	8.19%
Harleysville National Bank	320,497	7.88%

(1) Certain prior period amounts have been reclassified to conform to current period presentation.
(2) The interest earned on nontaxable investment securities and loans is shown on a tax equivalent basis (tax rate of 35%).
(3) Nonaccrual loans have been included in the appropriate average loan balance category, but interest on nonaccrual loans has not been included for purposes of determining interest income.